UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2004

THE MONY GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-14603 (Commission File Number)	13-3976138 (IRS Employer Identification No.)

1740 Broadway New York, New York (Address of principal executive offices)	10019 (Zip Code)

(212) 708-2000

(Registrant’s telephone number, including area code)

Item 5.    Other Events and Regulation FD Disclosure.

On February 22, 2004, The MONY Group Inc. (“MONY”), AXA Financial, Inc. (“AXA Financial”) and AIMA Acquisition Co. (“Merger Sub”), entered into an Amendment No. 1 to the Agreement and Plan of Merger (the “Amendment”), which amends certain provisions of the Agreement and Plan of Merger, dated as of September 17, 2003, among MONY, AXA Financial and Merger Sub. The Amendment is filed as Exhibit 2.1 hereto and incorporated herein by reference.

On February 23, 2004, the MONY and AXA Financial issued a joint press release announcing, among other things, the execution of the Amendment. A copy of this press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits:

(c)	Exhibits

2.1	Amendment No. 1 to the Agreement and Plan of Merger, dated as of February 22, 2004, among AXA Financial, Inc., AIMA Acquisition Co. and The MONY Group Inc.

99.1	Joint Press Release, dated February 23, 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MONY GROUP INC.

By:	/s/ Bart Schwartz

Bart Schwartz Senior Vice President and General Counsel

Date: February 23, 2004

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment No. 1 to the Agreement and Plan of Merger, dated as of February 22, 2004, among AXA Financial, Inc., AIMA Acquisition Co. and The MONY Group Inc.

99.1	Joint Press Release, dated February 23, 2004.